  Summary Prospectus

Touchstone Dynamic Equity Fund  November 30, 2012

Class A Ticker: TDEAX Class C Ticker: TDECX
Class Y Ticker: TDEYX Institutional Shares Ticker: TDELX

Before you invest, you may want to review the Fund's Prospectus, which contains more complete information about the Fund and its risks. The Fund's Prospectus, dated November 30, 2012, as may be amended from time to time, and Statement of Additional Information, dated November 30, 2012, as may be amended from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund's Prospectus and other information about the Fund online at www.TouchstoneInvestments.com/home/formslit/. You can also get this information at no cost by calling 1.800.543.0407 or contacting your Financial Professional.

The Fund's Investment Goal

The Fund seeks to obtain long-term capital appreciation from hedged equity investments with less risk than a fully invested, unhedged equity portfolio.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's Prospectus on page 56 and in the section entitled "Choosing a Share Class" in the Fund's Statement of Additional Information ("SAI") on page 61.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses
Expenses on Short Sales	1.25%	1.25%	1.25%	1.25%
Other Operating Expenses	0.72%	0.64%	0.49%	0.84%
Total Other Expenses	1.97%	1.89%[1]	1.74%	2.09%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	3.08%	3.75%	2.60%	2.95%
Fee Waivers and/or Expense Reimbursement[3]	(0.27%)	(0.19%)	(0.04%)	(0.44%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	2.81%	3.56%	2.56%	2.51%

1"Other Expenses" for Class C shares have been restated to reflect estimated amounts for the current fiscal year.

2The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund's Annual Report dated July 31, 2012, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.55%, 2.30%, 1.30% and 1.25%, for Class A shares, Class C shares, Class Y shares, and Institutional shares, respectively. This expense limitation will remain in effect until at least April 16, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. Touchstone Advisors is entitled to recoup, subject to approval by the Board of Trustees of the Fund, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's expenses are below the expense limitation. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's Prospectus for more information.

Touchstone Dynamic Equity Fund

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$843	$459	$259	$254	$359
3 Years	$1,430	$1,115	$802	$841	$1,115
5 Years	$2,059	$1,906	$1,374	$1,485	$1,906
10 Years	$3,741	$3,971	$2,929	$3,216	$3,971

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the portfolio turnover rate of the Fund was 233.99% of the average value of its portfolio.

The Fund's Principal Investment Strategies

The Fund's sub-advisor, Analytic Investors, LLC ("Analytic"), seeks to achieve the Fund's investment goal by investing the Fund's assets in a combination of equity securities, high quality short-term debt securities and derivative instruments.

Equity Strategy. The Fund normally invests at least 80% of its assets in equity securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund invests primarily in long and short positions in U.S. large-cap stocks included in the Russell 1000® Index, although the Fund may invest in small- and mid-cap equity securities. The Fund buys securities "long" that Analytic believes will outperform and sells securities "short" that Analytic believes will underperform. The Fund intends to take long and short equity positions that may vary over time based on Analytic's assessment of market conditions and other factors. The Fund's long equity exposure is ordinarily expected to range from 80% to 130% and its short equity exposure from 0% to 70% of the Fund's net assets, excluding cash. The Fund may take short positions at the higher end of this range when it has reduced its written call options positions under the options strategy (as described below) and may during these periods hold a substantial portion of the Fund's total assets in high quality short-term debt securities, cash, or cash equivalents.

Analytic selects common stocks and other equity securities for the Fund using a proprietary system that ranks securities according to a quantitative model. The model attempts to determine a security's intrinsic value by evaluating variables such as relative valuation, price momentum, company fundamentals, liquidity and risk.

Options Strategy. Analytic seeks to reduce the overall portfolio risk through the use of options. The Fund's options strategy primarily focuses on the use of writing (selling) call options on equity indexes or index exchange traded funds ("ETFs"). For these purposes, the Fund treats options on indexes and ETFs as being written on securities having an aggregate value equal to the face or notional amount of the index or ETF subject to the option. The Fund may sell call options on broad-based domestic equity indexes or ETFs, such as the S&P 100® Index, as well as on narrower market indexes or ETFs or on indexes or ETFs of companies in a particular industry or sector. The Fund may also sell call options on foreign indexes or ETFs. The Fund seeks to write options on broad and narrow-based indexes and ETFs that correlate with the price movements of the Fund's equity securities.

The Fund may also buy index put options to help protect the Fund from market declines that may occur in the future as the value of index put options increases as the prices of the stocks constituting the index decrease. However, during periods of market appreciation, the value of the index put option decreases as these stocks increase in price. The Fund may also write (sell) covered call options on individual equity securities. The Fund may also purchase put options on individual equity securities which it owns.

Other Derivative Strategies. In addition to the options strategy, the Fund may use other derivatives for a variety of purposes, including: to hedge against market and other risks in the portfolio; manage cash flows; and maintain market exposure and adjust the characteristics of its investments to more closely approximate those of its benchmark, with reduced transaction costs. Analytic may also use futures contracts to seek to gain broad market exposure and/or to hedge against market and other risks in the Fund's portfolio.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy. Analytic generally considers selling a security when it reaches fair value estimate, when the company's fundamentals do not appear to justify the current price, when there has been or there is an expectation of an adverse change in the company's fundamentals, when the risks of the security unexpectedly rise, or when other investment opportunities appear more attractive.

Touchstone Dynamic Equity Fund

The Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could return less than other investments. The Fund is subject to the principal risks summarized below.

Covered Call Options Risk: Investments in covered calls involve certain risks. These risks include:

•  Limited Gains. When the Fund writes a covered call option, the Fund makes an obligation to deliver a security it already owns at an agreed-upon strike price on or before a predetermined date in the future in return for a premium. By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock upon exercise of the option could be substantially below its prevailing market price.

•  Lack of Liquidity for the Option. A liquid market may not exist for the option. If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•  Lack of Liquidity for the Security. The Fund's investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

Derivatives Risk: The Fund may invest in derivatives, such as futures and options contracts, options related to futures contracts or swap contracts, to pursue its investment goal. The use of such derivatives may expose the Fund to additional risks to which it would otherwise not be subject. The lack of a liquid secondary market for a particular derivative instrument may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its goals and to realize profits or limit losses. Since transactions in derivatives may involve leverage, a relatively small price movement in a derivative may result in an immediate and substantial loss to the Fund.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the Fund's shares.

Management Risk: The value of your investment may decrease if the sub-advisor's judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Large-Cap Risk: Large-cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Futures Contracts Risk: A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The risks associated with futures include: the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund's position and the risk that the counterparty to the transaction will not meet its obligations.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Index and ETF Call Options Risk: Writing index and ETF call options is intended to reduce the Fund's volatility and provide income, although it may also reduce the Fund's ability to profit from increases in the value of its equity portfolio.

Portfolio Turnover Risk: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover is also likely to result in higher short-term capital gains taxable to shareholders.

Short Sales Risk: When selling a security short, the Fund will sell a security it does not own at the then-current market price. The Fund borrows the security to deliver to the buyer and is obligated to buy the security at a later date so it can return the security to the lender. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security,

Touchstone Dynamic Equity Fund

the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In addition, because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

Leverage Risk: By engaging in certain derivative strategies or investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long or short equity positions and make any change in the Fund's net asset value greater than without the use of leverage. Leverage generally results in increased volatility of returns.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

The Fund's Performance

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for 1 year, 5 years, and 10 years compare with the S&P 500 Index and the Citigroup 3-Month T-Bill Index. The bar chart does not reflect any sales charges, which would reduce your return. For information on the prior history of the Fund, please see the section entitled "The Trust" in the Fund's SAI. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Dynamic Equity Fund — Class Y shares Total Return as of December 31

Best Quarter: Fourth Quarter 2011	+10.89%
Worst Quarter: Fourth Quarter 2008	-16.78%

The year-to-date return for the Fund's Class Y shares as of October 31, 2012 is 8.0%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account. After-tax returns are only shown for Class Y shares and after-tax returns for other Classes will vary.

Class Y shares began operations on July 1, 1978, Class A shares, and Class C shares began operations on March 31, 2005 and Institutional shares began operations on December 9, 2005. Class A shares and Class C shares performance was calculated using the historical performance of Class Y shares for the periods prior to March 31, 2005 and Institutional shares performance was calculated using the historical performance of Class Y shares for the periods prior to December 9, 2005. The Class A shares performance for this period has been restated to reflect the impact of Class A shares fees and expenses and the Class C shares performance for this period has been restated to reflect the impact of Class C shares fees and expenses.

Touchstone Dynamic Equity Fund

Average Annual Total Returns
For the periods ended December 31, 2011

	1 Year	5 Years	10 Years
Class Y
Return Before Taxes	8.17%	-4.08%	1.92%
Return After Taxes on Distributions	8.17%	-4.50%	1.41%
Return After Taxes on Distributions and Sale of Fund Shares	5.31%	-3.63%	1.42%
Class A
Return Before Taxes	1.65%	-5.43%	1.09%
Class C
Return Before Taxes	6.12%	-5.03%	0.94%
Institutional
Return Before Taxes	8.05%	-4.06%	1.93%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%
Citigroup 3-Month T-Bill Index (reflects no deduction for fees, expenses or taxes)	0.08%	1.36%	1.85%

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub-Advisor
Analytic Investors, LLC	Dennis Bein, CFA	Managing the Fund since August 1995	Chief Investment Officer and Portfolio Manager
	Harindra de Silva, Ph.D., CFA	Managing the Fund since August 1995	President and Portfolio Manager
	Gregory McMurran	Managing the Fund since June 1978	Chief Investment Officer and Portfolio Manager
	Ryan Brown	Managing the Fund since April 2010	Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C, and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50
	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares, and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's Prospectus or call 1.800.543.0407.

Touchstone Dynamic Equity Fund

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Touchstone Dynamic Equity Fund

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Touchstone Dynamic Equity Fund

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TSF-54CC-TST-TDEAX-1211